THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES AVAILABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED UNLESS (I) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (II) MAXIM PHARMACEUTICALS, INC. HAS BEEN FURNISHED AN OPINION OF COUNSEL ACCEPTABLE TO IT TO THE EFFECT THAT NO REGISTRATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

DATE OF ISSUANCE:  NOVEMBER 12, 1999                        WARRANT NO. #99PB-_

                                                           WARRANT TO PURCHASE
                                                               ________ SHARES
                                                            OF COMMON STOCK AS
                                                              HEREIN DESCRIBED


                           MAXIM PHARMACEUTICALS, INC.

                          COMMON STOCK PURCHASE WARRANT

                          Void after November 12, 2004

This is to certify that, for value received, ________________ or a proper assignee (in each case, the "Holder") is entitled to purchase, subject to the provisions of this Warrant from Maxim Pharmaceuticals, Inc., a Delaware corporation (the "Company"), at any time during the period from the date of issuance set forth above (the "Commencement Date") to 5:00 p.m., California time, on November 12, 2004 (the "Expiration Date") at which time this Warrant shall expire and become void, _____________________ (_____) SHARES ("Warrant Shares") of the Company's Common Stock ("Stock"). This Warrant shall be exercisable at $11.15625 U.S. Dollars per share (the "Exercise Price"). The number of shares of Stock to be received upon exercise of this Warrant and the Exercise Price shall be adjusted from time to time as set forth below. This Warrant also is subject to the following terms and conditions:

         1. EXERCISE OF WARRANT. Subject to the terms and conditions hereof, this Warrant may be exercised in whole or in part at any time from and after the Commencement Date and before the Expiration Date. Exercise shall be by presentation and surrender to the Company at its principal office, or at the office of any transfer agent for its warrants ("Transfer Agent") designated by the Company, of (i) this Warrant and (ii) a signed cashier's check payable to the Company in an amount equal to the product of

                                      1.

the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise. If this Warrant is exercised in part only, the Company or Transfer Agent shall, as soon as practicable after presentation of this Warrant upon such exercise, execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to purchase the balance of the Warrant Shares purchasable hereunder upon the same terms and conditions herein set forth. Upon and as of receipt by the Company or Transfer Agent of such properly completed and duly executed purchase form accompanied by payment as herein provided, the Holder shall be deemed to be the Holder of record of the shares of Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Stock shall not then actually be delivered to the Holder.

         2.       CASHLESS EXERCISE.

                  2.1 In addition to the method of payment set forth in Section 1 and in lieu of any cash payment required thereunder, the Holder of the Warrant will have the right to exercise the vested portion of the Warrant, in full or in part, by surrendering the Warrant certificate in the manner specified in Section 1 in exchange for a number of shares equal to the number of shares of Stock as to which the Warrant is being exercised, less the number of shares of Common Stock having a Market Price (defined in Section 2.2 below) equal to the aggregate Exercise Price of the portion of the Warrant being so exercised.

                  2.2 Market Price shall be the last reported sale price, or in the case no such reported sales takes place on such day, the average of the last reported sales prices for the last three (3) trading days, in either case as reported by the principal United States exchange on which the Common Stock is listed, on the date on which the Annex A form attached hereto is delivered to the Company.

         3. REGISTRATION RIGHTS. The Company shall use its best efforts to register for resale on Form S-3, on a delayed or continuous basis, the shares of stock underlying the Warrant, to the extent such shares are not freely tradable.

         4. RESERVATIONS OF SHARES. The Company shall, at all times until the expiration of this Warrant, reserve for issuance and delivery upon exercise of this Warrant the number of Warrant Shares as shall be required for issuance and delivery upon any unexercised portion of this Warrant.

         5. FRACTIONAL SHARES. The Company shall not issue any fractional shares nor scrip representing fractional shares upon exercise of any portion of this Warrant.

         6. NO RIGHTS AS SHAREHOLDER. This Warrant shall not entitle the Holder to any rights as a shareholder of the Company, either at law or in equity. The rights of the

                                      2.

Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

         7.       ADJUSTMENTS IN NUMBER AND EXERCISE PRICES OF WARRANT SHARES.

                  7.1 The number of shares of Stock for which this Warrant may be exercised and the Exercise Price therefor shall be subject to adjustments as follows:

                        (a) If the Company is recapitalized through the subdivision or combination of its outstanding shares of Stock into a larger or smaller number of shares, the number of shares of Stock for which this Warrant may be exercised shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Stock, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all of the Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date.

                         (b) If the Company declares a dividend on Stock
payable in Stock or securities convertible into Stock, the number of shares of Stock for which this Warrant may be exercised shall be increased as of the record date for determining which holders of Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares (and shares of Stock issuable upon conversion of all such securities convertible into Stock) of Stock as a result of such dividend, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date for such dividend shall equal the aggregate amount so payable immediately before such record date.

                  7.2 In the event of any reorganization or reclassification of the outstanding shares of Stock (other than a change in par value or from no par value to par value, or from par value to no par value, or as a result of a subdivision or combination) or in the event of any consolidation or merger of the Company with another entity after which the Company is not the surviving entity, at any time prior to the expiration of this Warrant, upon subsequent exercise of this Warrant the Holder shall have the right to receive the same kind and number of shares of Stock and other securities, cash or other property as would have been distributed to the Holder upon such reorganization, reclassification, consolidation or merger had the Holder exercised this Warrant immediately prior to such reorganization, reclassification, consolidation or merger, appropriately adjusted for any subsequent event described in this
Section 7. The Holder shall pay upon such exercise the Exercise Price that otherwise would have been payable pursuant to the terms of this Warrant. If any such reorganization, reclassification, consolidation or merger results in a cash distribution in excess of the then applicable Exercise Price, the Holder may, at the Holder's option, exercise this Warrant without

                                      3.

making payment of the Exercise Price, and in such case the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full, and in making settlement to the Holder, shall deduct an amount equal to the Exercise Price from the amount payable to the Holder. In the event of any such reorganization, merger or consolidation, the corporation formed by such consolidation or merger or the corporation which shall have acquired the assets of the Company shall execute and deliver a supplement hereto to the foregoing effect, which supplement shall also provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Warrant.

                  7.3 If the Company shall, at any time before the expiration of this Warrant, dissolve, liquidate or wind up its affairs, the Holder shall have the right to receive upon exercise of this Warrant, in lieu of the shares of Stock of the Company that the Holder otherwise would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to the Holder upon any such dissolution, liquidation or winding up with respect to such Stock receivable upon exercise of this Warrant on the date for determining those entitled to receive any such distribution. If any such dissolution, liquidation or winding up results in any cash distribution in excess of the Exercise Price provided by this Warrant, the Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price and, in such case, the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full and, in making settlement to the Holder, shall deduct an amount equal to the Exercise Price from the amount payable to the Holder.

                  7.4 If the Company, at any time while this Warrant is outstanding, shall issue or sell any share of Common Stock (issued or unissued), including any share issuable upon the exercise of any option, right or warrant for no consideration or consideration per share less than 80% of the Exercise Price of the Warrant then in effect or any rights, options, or warrants or other securities to subscribe for or otherwise acquire Common Stock at a price less than such 80%, then the Exercise Price upon each issuance shall be adjusted to that price determined by multiplying the Exercise Price then in effect by a fraction:

                         (a) the numerator of which shall be equal to the sum
of (A) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock PLUS (B) the number of shares of Common Stock which the aggregate consideration for the total number of such additional shares of Common Stock so issued would purchase at a price per share equal to 80% of the Exercise Price then in effect, and

                                      4.

                         (b) the denominator of which shall be equal to the
number of shares of Common Stock outstanding immediately after the issuance of such additional shares of Common Stock.

                  Notwithstanding the foregoing, no adjustment of the Exercise Price shall be made under this Section 7 upon the issuance of options or shares pursuant to any Company employee benefit plan OR upon the issuance in the aggregate (cumulative from the dates of issue of the Warrants) of up to $10 million of Common Stock at a discount to the exercise price in effect from time to time of more than 20%.

                  7.5 The Company may retain a firm of independent public accountants of recognized standing (who may be any such firm regularly employed by the Company) to make any computation required under this Section 7, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 7.

         8.       INVESTMENT REPRESENTATIONS.

                  8.1 The Holder represents and warrants that it is acquiring the Warrant, and upon exercise will hold the Warrant Shares, solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Warrant Shares or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Warrant Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

                  8.2 The Holder understands that the Warrant and Warrant Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, it has in mind merely acquiring the securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Holder has no such intention.

                  8.3 The Holder is aware that neither the Warrant nor Warrant Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met and until the Holder has held the Warrant Shares for at least two years. Among the conditions for use of the Rule is the availability of current information to the public about the Company. The Holder understands that the Company has not made such information available and has no present plans to do so.

                  8.4 The Holder represents and warrants that it is an "accredited investor" as such term is defined in Rule 501(a) under the Securities Act of 1933, as amended. Specifically, the Holder represents and warrants that it is either a corporation or

                                      5.

partnership, not formed for the specific purpose of acquiring securities of the Company, with total assets in excess of $5,000,000, or an individual whose net worth exceeds $1,000,000.

         9.       TRANSFER, EXCHANGE, ASSIGNMENT OR LOSS OF WARRANT.

                  9.1 This Warrant may be transferred, in whole or in part, subject to the following restrictions. This Warrant and the Warrant Shares or any other securities ("Other Securities") received upon exercise of this Warrant shall be subject to restrictions on transferability until registered under the Act, unless an exemption from registration is available. Until this Warrant and the Warrant Shares or Other Securities are so registered, this Warrant and any certificate for Warrant Shares or Other Securities issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, stating that this Warrant, the Warrant Shares or Other Securities may not be sold, transferred or otherwise disposed of unless, in the opinion of counsel (which counsel and which opinion shall be satisfactory to the Company), that the Warrant, the Warrant Shares or Other Securities may be transferred without such registration.

                  9.2 Any transfer permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office or to the Transfer Agent at its offices with a duly executed request to transfer the Warrant, which shall provide adequate information to effect such transfer and shall be accompanied by funds sufficient to pay any transfer taxes applicable. Upon satisfaction of all transfer conditions, the Company or Transfer Agent shall, without charge, execute and deliver a new Warrant in the name of the transferee named in such transfer request, and this Warrant promptly shall be canceled.

                  9.3 Upon receipt by the Company of evidence satisfactory to it of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification, or, in the case of mutilation, upon surrender of this Warrant, the Company will execute and deliver, or instruct the Transfer Agent to execute and deliver, a new Warrant of like tenor and date, and any such lost, stolen or destroyed Warrant thereupon shall become void.

                  9.4 Each Holder of this Warrant, the Warrant Shares and any Other Securities shall indemnify and hold harmless the Company, its directors and officers, and each other person, if any, who controls the Company, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or any such person may become subject under the Act or any statute or common law, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or based upon the disposition by such Holder of the Warrant, the Warrant Shares or Other Securities in violation of this Warrant.

                                      6.

                  9.5 The terms and conditions of this Warrant shall be binding upon any permitted assignee and successor of the Holder. Any such successor or assignee shall be obligated to and shall immediately execute an instrument which provides that such party is bound under the terms of this Warrant. Any transfer, assignment or other disposition without such execution by the proposed transferee, assignee or successor shall be null and void.

         10. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of California, as such laws are applied to contracts entered into and wholly to be performed within the State of California.

         11. ENTIRE AGREEMENT. The undersigned Holder agrees that this Warrant sets forth the entire understanding between the such Holder and the Company with respect to the obligation of the Company to issue additional shares of Stock to such Holder and supersedes all prior oral and written agreements on that subject, including any prior common stock purchase warrant issued to the Holder.

         IN WITNESS WHEREOF, the Company and Holder have executed this Warrant as of this 12th day of November, 1999.

[WARRANTHOLDER]                           MAXIM PHARMACEUTICALS, INC.

By:                                       By:
    -------------------------------           --------------------------------
                                              Larry G. Stambaugh
                                              Chairman of the Board, President
                                              and Chief Executive Officer

                                      7.

                                     ANNEX A

                    (To be executed upon exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase __________ shares of Common Stock and herewith tenders payment for such shares of Common Stock to the order of Maxim Pharmaceuticals, Inc. in the amount of $____________ in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Common Stock be registered in the name of ________________________________ whose address is _________________________________________________________
__________________________________________________________________________.
If said numbers of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new
Warrant representing the remaining balance of the shares of Common Stock be registered in the name of and that such Warrant be delivered to ____________________________________________________________________________,
whose address is____________________________________________________________
____________________________________________________________________________.

Dated:________________________________________________

Signature:____________________________________________

Tax Identification Number:____________________________

                                      1.